                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   FORM 8-K/A




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                                November 17, 2000
                Date of Report (Date of earliest event reported)




                                ADAC LABORATORIES
             (Exact name of registrant as specified in its charter)




          California                       0-9428                94-1725806
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)


                                 540 Alder Drive
                           Milpitas, California 95035
                    (Address of principal executive offices)

                                 (408) 321-9100
               (Registrant's telephone number, including area code)

         ADAC Laboratories, a California corporation ("ADAC") hereby amends the following items, financial statements, exhibits, or other portions of its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on December 1, 2000 as set forth below:

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBIT C.

        (b)  Pro Forma Financial Information

                       ADAC LABORATORIES AND SUBSIDIARIES
              UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma consolidated financial statements of ADAC Laboratories and Subsidiaries ("ADAC") set forth below consist of the unaudited pro forma consolidated balance sheet as of July 2, 2000 and the unaudited pro forma consolidated statements of operations for the nine months ended July 2, 2000 and for the years ended October 3, 1999, September 27, 1998 and September 28, 1997. The unaudited pro forma consolidated balance sheet was prepared to give effect to the disposition of ADAC HealthCare Systems, Inc. ("HCIS"), including the cardiology business unit, as if it had occurred on July 2, 2000. The unaudited pro forma consolidated statements of operations were prepared to give effect to the disposition of HCIS, including the cardiology business unit, as if it had occurred on September 30, 1996. The unaudited pro forma consolidated balance sheet presented below does not purport to represent what ADAC's financial position actually would have been had the disposition of HCIS, including the cardiology business unit, occurred on the date indicated or to project ADAC's financial position for any future period. The unaudited pro forma consolidated statements of operations set forth below do not purport to represent what ADAC's operations actually would have been or to project ADAC's operating results for any future period. The unaudited pro forma adjustments are based upon currently available information and certain assumptions that ADAC believes are reasonable. The unaudited pro forma consolidated financial statements should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations " and the historical consolidated financial statements contained in ADAC's Quarterly Report on Form 10-Q as of July 2, 2000 and the 1999 Annual Report on Form 10-K as of October 3, 1999.

The unaudited pro forma consolidated financial statements have been prepared in accordance with the rules and regulations of the Securities and Exchange Commission and are presented for illustrative purposes only. Such information is not necessarily indicative of the operating results or financial position that would have occurred if the disposition had been consummated on July 2, 2000 or September 30, 1996, respectively, nor is it necessarily indicative of future operating results or financial position.

                         ADAC LABORATORIES AND SUBSIDIARIES
                   UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                 AS OF JULY 2, 2000
                               (AMOUNTS IN THOUSANDS)

                                                                                  LESS:
                                                                               ADJUSTMENTS
                                                                      ADAC         FOR          PRO FORMA          ADAC
                                                                   HISTORICAL  DISPOSITION(1)  ADJUSTMENTS       PRO FORMA
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                      $   8,632    $    (162)     $    --         $   8,794
     Trade receivables, net                                            82,442        8,573                         73,869
     Tax and other receivables                                          3,136           24                          3,112
     Inventories, net                                                  28,938          161                         28,777
     Prepaid expenses and other current assets                          6,132        1,714          1,143 (4)       5,561
     Current deferred income taxes                                     13,717         --            2,779 (2)      16,496
                                                                    ---------    ---------      ---------       ---------

TOTAL CURRENT ASSETS                                                  142,997       10,310          3,922         136,609

Service parts, net                                                     19,062           23                         19,039
Fixed assets, net                                                      16,926        1,494                         15,432
Capitalized software, net                                              22,158        6,803                         15,355
Intangibles, net                                                       38,664       11,846                         26,818
Deferred income taxes                                                   1,528       (1,741)                         3,269
Other assets, net                                                       1,659         --            1,300 (4)       2,959
                                                                    ---------    ---------      ---------       ---------

TOTAL ASSETS                                                        $ 242,994    $  28,735      $   5,222       $ 219,481
                                                                    =========    =========      =========       =========


LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Notes payable to banks                                         $  38,891    $    --        $  (4,034)(3)   $  34,857
     Accounts payable                                                  24,649        2,053            811 (5)      23,407
     Deferred revenues                                                 18,718        3,787                         14,931
     Accrued compensation                                              12,829        1,582                         11,247
     Customer deposits and advances                                     6,531          209                          6,322
     Warranty and installation                                          5,956          215                          5,741
     Other accrued liabilities                                         17,406        2,435                         14,971
                                                                    ---------    ---------      ---------       ---------
TOTAL CURRENT LIABILITIES                                             124,980       10,281         (3,223)        111,476

Non-current liabilities                                                 3,515          261                          3,254
                                                                    ---------    ---------      ---------       ---------

TOTAL LIABILITIES                                                     128,495       10,542         (3,223)        114,730
                                                                    ---------    ---------      ---------       ---------

SHAREHOLDERS' EQUITY:
     Preferred stock, no par value:
        Authorized: 5,000 shares; issued and outstanding: none           --           --             --              --
     Common stock, no par value:
        Authorized: 50,000 shares; issued and outstanding: 20,938
        shares as of July 2, 2000                                     159,141       37,076         35,773 (6)     157,838
     Accumulated deficit                                              (40,625)     (18,883)       (27,328)(6)     (49,070)
     Accumulated other comprehensive loss                              (4,017)        --                           (4,017)
                                                                    ---------    ---------      ---------       ---------

TOTAL SHAREHOLDERS' EQUITY                                            114,499       18,193          8,445 (6)     104,751
                                                                    ---------    ---------      ---------       ---------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                          $ 242,994    $  28,735      $   5,222       $ 219,481
                                                                    =========    =========      =========       =========

See accompanying notes to the unaudited pro forma consolidated financial statements.

                        ADAC LABORATORIES AND SUBSIDIARIES
             UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE NINE MONTHS ENDED JULY 2, 2000
                  (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                             LESS:
                                                                          ADJUSTMENTS
                                                                 ADAC         FOR           PRO FORMA        ADAC
                                                              HISTORICAL  DISPOSITION(7)   ADJUSTMENTS    PRO FORMA
REVENUES, NET:
  Product                                                      $197,359      $ 14,444       $   --        $182,915
  Service                                                        70,286         9,596                      60,690
                                                               --------      --------       --------      --------

                                                                267,645        24,040           --         243,605
                                                               --------      --------       --------      --------

COST OF REVENUES:
  Product                                                       117,864         9,988                      107,876
  Service                                                        49,288         4,824                       44,464
                                                               --------      --------       --------      --------

                                                                167,152        14,812           --         152,340
                                                               --------      --------       --------      --------

Gross profit                                                    100,493         9,228           --          91,265
                                                               --------      --------       --------      --------

OPERATING EXPENSE:
  Marketing and sales                                            42,577         4,794                       37,783
  Research and development                                       14,085         2,554                       11,531
  General and administrative                                     23,848         4,187                       19,661
  Goodwill amortization                                           1,534           789                          745
  Settlement of litigation and related charges                   10,340          --                         10,340
                                                               --------      --------       --------      --------

                                                                 92,384        12,324           --          80,060
                                                               --------      --------       --------      --------

Operating income (loss)                                           8,109        (3,096)          --          11,205

OTHER EXPENSE:
  Interest and other (income) expense, net                        3,091          (503)                       3,594
                                                               --------      --------       --------      --------

Income (loss) before provision (benefit) for income taxes         5,018        (2,593)          --           7,611
Provision (benefit) for income taxes                              1,757          (935)                       2,692
                                                               --------      --------       --------      --------

NET INCOME (LOSS)                                              $  3,261      $ (1,658)      $   --        $  4,919
                                                               ========      ========       ========      ========


Net income per share:
  Basic                                                        $   0.16                                   $   0.24
  Diluted                                                      $   0.15                                   $   0.23

Number of shares used in per share calculations:
  Basic                                                          20,649                                     20,649
  Diluted                                                        21,284                                     21,284


See accompanying notes to the unaudited pro forma consolidated financial statements.

                        ADAC LABORATORIES AND SUBSIDIARIES
             UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED OCTOBER 3, 1999
                  (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                LESS:
                                                                             ADJUSTMENTS
                                                                 ADAC            FOR           PRO FORMA       ADAC
                                                              HISTORICAL     DISPOSITION(7)   ADJUSTMENTS    PRO FORMA

REVENUES, NET:
  Product                                                      $ 244,274       $  22,531       $    --        $ 221,743
  Service                                                         97,857          15,163                         82,694
                                                               ---------       ---------       ---------      ---------

                                                                 342,131          37,694            --          304,437
                                                               ---------       ---------       ---------      ---------

COST OF REVENUES:
  Product                                                        171,246          13,152                        158,094
  Service                                                         68,522           7,143                         61,379
                                                               ---------       ---------       ---------      ---------

                                                                 239,768          20,295            --          219,473
                                                               ---------       ---------       ---------      ---------

Gross profit                                                     102,363          17,399            --           84,964
                                                               ---------       ---------       ---------      ---------

OPERATING EXPENSE:
  Marketing and sales                                             62,387           6,952                         55,435
  Research and development                                        18,188           3,201                         14,987
  General and administrative                                      53,570           4,585                         48,985
  Goodwill amortization                                            1,951           1,408                            543
  Acquired in-process research and development                     1,407            --                            1,407
  Restructuring charges                                            4,024            --                            4,024
                                                               ---------       ---------       ---------      ---------

                                                                 141,527          16,146            --          125,381
                                                               ---------       ---------       ---------      ---------

Operating income (loss)                                          (39,164)          1,253            --          (40,417)

OTHER EXPENSE:
  Interest and other (income) expense, net                         4,501            (539)                         5,040
                                                               ---------       ---------       ---------      ---------

Income (loss) before provision (benefit) for income taxes        (43,665)          1,792            --          (45,457)
Provision (benefit) for income taxes                             (10,045)            298                        (10,343)
                                                               ---------       ---------       ---------      ---------

NET INCOME (LOSS)                                              $ (33,620)      $   1,494       $    --        $ (35,114)
                                                               =========       =========       =========      =========

Net loss per share:
  Basic                                                        $   (1.64)                                     $   (1.72)
  Diluted                                                      $   (1.64)                                     $   (1.72)

Number of shares used in per share calculations:
  Basic                                                           20,466                                         20,466
  Diluted                                                         20,466                                         20,466




         See accompanying notes to the unaudited pro forma consolidated financial statements.

                        ADAC LABORATORIES AND SUBSIDIARIES
             UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 27, 1998
                  (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                               LESS:
                                                                            ADJUSTMENTS
                                                                  ADAC          FOR           PRO FORMA            ADAC
                                                               HISTORICAL   DISPOSITION(7)   ADJUSTMENTS         PRO FORMA
REVENUES, NET:
  Product                                                      $ 219,046      $  22,071       $    --            $ 196,975
  Service                                                         81,482         16,554                             64,928
                                                               ---------      ---------       ---------          ---------

                                                                 300,528         38,625            --              261,903
                                                               ---------      ---------       ---------          ---------

COST OF REVENUES:
  Product                                                        124,113         12,912                            111,201
  Service                                                         54,923          8,424                             46,499
  Discontinued product                                            13,661         11,311                              2,350
                                                               ---------      ---------       ---------          ---------

                                                                 192,697         32,647            --              160,050
                                                               ---------      ---------       ---------          ---------

Gross profit                                                     107,831          5,978            --              101,853
                                                               ---------      ---------       ---------          ---------

OPERATING EXPENSE:
  Marketing and sales                                             49,637          5,243                             44,394
  Research and development                                        16,836          4,267                             12,569
  General and administrative                                      19,537          4,098                             15,439
  Goodwill amortization                                            2,165          1,492                                673
  Discontinued Products                                            1,910           --                                1,910
  Acquisition expense write-off                                    1,300           --                                1,300
                                                               ---------      ---------       ---------          ---------

                                                                  91,385         15,100            --               76,285
                                                               ---------      ---------       ---------          ---------

Operating income (loss)                                           16,446         (9,122)           --               25,568

OTHER EXPENSE:
  Interest and other (income) expense, net                         4,338            173            (198)(8)          3,967
                                                               ---------      ---------       ---------          ---------

Income (loss) before provision (benefit) for income taxes         12,108         (9,295)            198             21,601
Provision (benefit) for income taxes                               4,722         (3,625)             77(9)           8,424
                                                               ---------      ---------       ---------          ---------

NET INCOME (LOSS)                                              $   7,386      $  (5,670)      $     121          $  13,177
                                                               =========      =========       =========          =========

Net income per share:
  Basic                                                        $    0.38                                         $    0.68
  Diluted                                                      $    0.36                                         $    0.65

Number of shares used in per share calculations:
  Basic                                                           19,500                                            19,500
  Diluted                                                         20,387                                            20,387

See accompanying notes to the unaudited pro forma consolidated financial statements.

                        ADAC LABORATORIES AND SUBSIDIARIES
             UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 28, 1997
                  (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                               LESS:
                                                                            ADJUSTMENTS
                                                                  ADAC          FOR           PRO FORMA            ADAC
                                                               HISTORICAL   DISPOSITION(1)   ADJUSTMENTS         PRO FORMA
REVENUES, NET:
  Product                                                      $ 194,238      $  12,726       $    --            $ 181,512
  Service                                                         69,649         15,546                             54,103
                                                               ---------      ---------       ---------          ---------

                                                                 263,887         28,272            --              235,615
                                                               ---------      ---------       ---------          ---------

COST OF REVENUES:
  Product                                                        114,639          8,543                            106,096
  Service                                                         45,463          8,223                             37,240
  Discontinued product                                              --             --
                                                                 160,102         16,766            --              143,336
                                                               ---------      ---------       ---------          ---------

Gross profit                                                     103,785         11,506            --               92,279
                                                               ---------      ---------       ---------          ---------

OPERATING EXPENSE:
  Marketing and sales                                             41,570          4,026                             37,544
  Research and development                                        16,728          5,289                             11,439
  General and administrative                                      15,930          4,879                             11,051
  Goodwill amortization                                            1,015            856                                159
  Discontinued products                                              531            531                                --
  Acquisition expense write-off                                      651                                               651
                                                               ---------      ---------       ---------          ---------

                                                                  76,425         15,581            --               60,844
                                                               ---------      ---------       ---------          ---------

Operating income (loss)                                           27,360         (4,075)           --               31,435

OTHER EXPENSE:
  Interest and other (income) expense, net                         5,271          1,507            (439)(8)          3,325
                                                               ---------      ---------       ---------          ---------

Income (loss) before provision (benefit) for income taxes         22,089         (5,582)            439             28,110
Provision (benefit) for income taxes                               8,615         (2,177)            171(9)          10,963
                                                               ---------      ---------       ---------          ---------

NET INCOME (LOSS)                                              $  13,474      $  (3,405)      $     268          $  17,147
                                                               =========      =========       =========          =========

Net income per share:
  Basic                                                        $    0.73                                         $    0.93
  Diluted                                                      $    0.69                                         $    0.88

Number of shares used in per share calculations:
  Basic                                                           18,419                                            18,419
  Diluted                                                         19,534                                            19,534


See accompanying notes to the unaudited pro forma consolidated financial statements.

                       ADAC LABORATORIES AND SUBSIDIARIES
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1-BASIS OF PRESENTATION:

On October 24, 2000, ADAC Laboratories, a California corporation ("ADAC") entered into an agreement and Plan Merger ("Merger Agreement") by and among ADAC, ADAC HealthCare Information Systems, Inc., a Texas corporation and wholly-owned subsidiary of ADAC ("HCIS"), Cerner Corporation, a Delaware corporation ("Cerner") and Cerner RIS Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Cerner ("Acquisition Sub") pursuant to which Acquisition Sub will merge with and into HCIS (the "Merger"), as is more fully described in the Merger Agreement.

On October 10, 2000, prior to the agreement with Cerner, ADAC entered into an agreement with Camtronics, LTD, ("Camtronics"), a Wisconsin corporation to sell certain assets comprising the cardiology business unit of HCIS.

On November 8, 2000, all conditions to the closing of the sale of the cardiology business unit were satisfied and this transaction was closed. Camtronics will pay a total of approximately $0.7 million cash consideration for the assets comprising the cardiology business unit of HCIS, of which approximately $0.2 million was paid at closing, $0.1 million is to be paid on November 8, 2001 and the remaining $0.3 million is to be paid on November 8, 2002, subject to adjustment.

On November 17, 2000, all conditions to the closing of the sale of HCIS were satisfied and the Merger was closed. Cerner will pay a total of approximately $6 million cash consideration for the shares of HCIS, of which approximately $4 million was paid at closing, $1 million is to be paid on November 17, 2001 and the remaining $1 million is to be paid on November 17, 2002, subject to adjustment.

HCIS is located in Houston, Texas and provides information and image management solutions for radiology departments of healthcare facilities. Cerner designs, develops and supports information systems and content solutions for health organizations and consumers.

The unaudited pro forma consolidated financial statements presented are not necessarily indicative of future results of operations of ADAC which would have resulted had the disposition taken place during the periods reported. The unaudited pro forma consolidated balance sheet presents the consolidated financial position of ADAC assuming the disposition of HCIS, including the cardiology business unit had been consummated on July 2, 2000. The unaudited pro forma consolidated statements of operations for the nine months ended July 2, 2000 and for the years ended October 3, 1999, September 27, 1998 and September 28, 1997, present the consolidated results of operations of ADAC assuming that the disposition had been consummated as of September 30, 1996.

The Unaudited pro forma consolidated statements of operations exclude the effects of the loss on sale and the related charges incurred in connection with the disposition of HCIS, including the cardiology business unit. These amounts are reflected as charges to the accumulated deficit in the unaudited pro forma consolidated balance sheet.

NOTE 2-INCOME (LOSS) PER SHARE:

Basic net income (loss) per share has been computed using the weighted average number of common stock shares outstanding. Diluted net income (loss) per share includes the effect of common stock options and warrants using the treasury stock method, if dilutive.

The calculation of basic and diluted net income (loss) per share is as follows:

                                                          Nine Months                      Fiscal Year Ended
                                                            Ended        --------------------------------------------------------
($000, except per share data)                            July 2, 2000    October 3, 1999   September 27, 1998  September 28, 1997
-----------------------------                            ------------    ---------------   ------------------  ------------------
Basic EPS:
     Net income (loss)                                     $  3,261      $(33,620)         $  7,386            $ 13,474
   Weighted Average common shares outstanding                20,649        20,466            19,500              18,419
     Basic net income (loss) per share                     $   0.16      $  (1.64)         $    .38            $    .73
Diluted EPS:
     Net income (loss)                                     $  3,261      $(33,620)         $  7,386            $ 13,474
     Weighted average common shares outstanding              20,649        20,466            19,500              18,419
     Options and warrants                                       635          --                 887               1,115
                                                           --------      --------          --------            --------

     Total shares                                            21,284        20,466            20,387              19,534
                                                           --------      --------          --------            --------
     Diluted net income (loss) per share                   $    .15      $  (1.64)         $    .36            $    .69

If the Company had reported net income in fiscal year 1999, total diluted shares would have been increased by shares for $284,000 options.

NOTE 3-PRO FORMA ADJUSTMENTS:

Consolidated Balance Sheet

The following notes describe the historical and pro forma adjustments found on the accompanying unaudited pro forma consolidated balance sheet.

(1) The amounts included in the Disposition column reflect the assets and liabilities involved in the transactions.

(2)  To record the tax benefit associated with the loss on disposition.

(3) Reflects the cash proceeds from the disposition of HCIS, including the cardiology business unit. The Company intends to use the pre-tax cash proceeds from the sales as an immediate reduction in short-term debt.

(4) Reflects the present value of notes receivable from the disposition of HCIS, including the cardiology business unit discounted at the Company's external cost of funds rate of 8.63%.

(5) Reflects the accrued transaction costs and net liabilities of the cardiology business unit retained by ADAC.

(6) To record the loss on disposition of $13.5 million, net of an income tax benefit of $5.1 million.

Consolidated Statements of Operations

The following notes describe the historical and pro forma adjustments found on the accompanying unaudited pro forma consolidated statements of operations.

(7) The amounts included in the Disposition column on the consolidated statements of operations reflect the HCIS business, including the cardiology business unit disposed of.

(8) Reflects the reduction in interest expense and addition of interest income, as a result of the $4 million of the proceeds from the sales being used to reduce short-term debt. The reduction in interest expense was calculated using the Company's external cost of funds rate of 8.63%.

(9)  The adjustment for income taxes is based upon statutory income tax rates.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ADAC LABORATORIES


Dated: December 11, 2000

                                           By: /s/ Andrew Eckert
                                              -------------------------
                                               Andrew Eckert
                                               Chief Executive Officer